UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 6, 2023

Jupiter Wellness Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41126	87-2646504
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1061 E. Indiantown Road, Suite 110 Jupiter, Florida	33477
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 244-7100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Class A Common Stock, par value $0.0001 per share	JWAC	The Nasdaq Stock Market LLC

Rights, each exchangeable into one-eighth of one share of Class A Common Stock	JWACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 6, 2023, Jupiter Wellness Acquisition Corp. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $1,180,000 to Chijet, Inc. (“Payee”), a Cayman Islands exempted company. Payee, entered into a business combination agreement with the Company, among others, on October 25, 2022.

On March 6, 2023, the Company issued an unsecured promissory note (the “Note”) in the principal amount of $100,000 to Jupiter Wellness Investment Corp (the “JWIC Note” collectively the JWIC Note and the Note are referred herein as the “Notes”). Jupiter Wellness Investment Corp. is a wholly owned subsidiary of Jupiter Wellness, Inc. The Notes are non-interest bearing and payable in cash upon the earlier of (i) the closing of the Company’s initial business combination; or (ii) the date of liquidation of the Company.

In connection with the issuance of the Notes, on March 6, 2023, the Company deposited an aggregate of $1,380,000 (the “Extension Payment”) into the trust account of the Company for its public stockholders, which enables the Company to further extend the period of time it has to consummate its initial business combination by three months from March 8, 2023 to June 8, 2023 (the “Extension”). The Extension is the second of up to two three-month extensions permitted under the Company’s governing documents. The $100,000 balance of the $1,380,000 was funded by the Company itself out of funds available in its operating account.

A copy of the Note and JWIC Note are filed as Exhibit 10.1 and 10.2 to this Current Report on Form 8-K respectively, and incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Notes.

Item 7.01 Regulation FD Disclosure.

On March 6, 2023, the Company issued a press release (the “Press Release”) announcing that the Extension Payment had been made.

A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Promissory Note, dated March 6, 2023, issued by Jupiter Wellness Acquisition Corp., to Chijet, Inc.
10.2	Promissory Note, dated March 6, 2023, issued by Jupiter Wellness Acquisition Corp., to Jupiter Wellness Investment Corp.
99.1	Press Release, dated March 6, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JUPITER WELLNESS ACQUISITION CORP.

Date: March 7, 2023	By:	/s/ Brian John
	Name:	Brian John
	Title:	Chief Executive Officer

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